UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2020, or the Distribution Date, at 12:01 a.m. Eastern Time, the previously announced separation, or the Separation, of our wholly owned subsidiary, American Outdoor Brands, Inc., a Delaware corporation, or AOUT, from our company was completed. The Separation was achieved through the transfer of all the assets and legal entities, subject to any related liabilities, associated with our outdoor products and accessories business to AOUT, which we refer to as the Transfer, and the distribution of 100% of the AOUT outstanding capital stock to holders of our common stock as of the close of business on August 10, 2020, or the Record Date, which we refer to as the Distribution. In connection with the Distribution, our stockholders received one share of AOUT common stock for every four shares of our common stock held as of the close of business on the Record Date. Following the Distribution, AOUT became an independent, publicly traded company, and we retain no ownership interest in AOUT.

Separation Agreements with AOUT

In connection with the Separation, on August 21, 2020, we entered into certain agreements with AOUT to effect the Separation and provide a framework for our relationship with AOUT after the Separation, including each of the following:

Separation and Distribution Agreement;

Transition Services Agreement;

Tax Matters Agreement; and

Employee Matters Agreement.

A summary of each of the foregoing agreements can be found in the section entitled “The Separation—Agreements with SWBI” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on August 4, 2020, which summaries are incorporated by reference into this Item 1.01 as if restated in their entirety herein.

In addition, the descriptions of each of the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, and Employee Matters Agreement contained in the information statement do not purport to be complete, and such descriptions are qualified in their entirety by reference to the complete terms of those agreements, which are attached as Exhibit 2.13, Exhibit 10.121, Exhibit 10.122, and Exhibit 10.123, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Commercial Agreements with AOUT

In connection with the Separation, on August 24, 2020, we also entered into certain commercial agreements with AOUT, including each of the following:

Trademark License Agreement;

Sublease;

Supply Agreement, or the Laser Supply Agreement; and

Supply Agreement, or the Accessories Supply Agreement.

A summary of each of the foregoing agreements can be found in the section entitled “The Separation—Agreements with SWBI” contained in the information statement furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2020, which summaries are incorporated by reference into this Item 1.01 as if restated in their entirety herein.

In addition, the descriptions of each of the Trademark License Agreement, Sublease, Laser Supply Agreement, and Accessories Supply Agreement contained in the information statement do not purport to be complete, and such descriptions are qualified in their entirety by reference to the complete terms of those agreements, which are attached as Exhibit 10.124, Exhibit 10.125, Exhibit 10.126, and Exhibit 10.127, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Amended and Restated Credit Agreement

On August 24, 2020, we and certain of our direct and indirect Domestic Subsidiaries entered into an amended and restated credit agreement, or the Amended and Restated Credit Agreement, with certain lenders, TD Bank, N.A., as administrative agent, TD Securities (USA) LLC and Regions Bank, as joint lead arrangers and joint bookrunners, and Regions Bank, as syndication agent. Capitalized terms not otherwise defined in this Item 1.01, Amended and Restated Credit Agreement, will have the meanings set forth in the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement amended and restated that certain Credit Agreement, dated as of June 15, 2015, by and among us, certain of our direct and indirect Domestic Subsidiaries, the lenders party thereto, and TD Bank, N.A., as administrative agent and swingline lender, as previously amended. The Amended and Restated Credit Agreement is currently unsecured, however, should any Springing Lien Trigger Event occur, we and certain of our direct and indirect Domestic Subsidiaries would be required to enter into certain documents that create in favor of TD Bank, N.A., as administrative agent, and the lenders party to such documents a legal, valid, and enforceable first priority Lien on the Collateral described therein.

The Amended and Restated Credit Agreement provides for the following:

1. A revolving line of credit in the amount of $100.0 million at any one time, or the Revolving Line. Each Loan under the Revolving Line bears interest at either the Base Rate, plus the Applicable Rate or the LIBOR Rate for the Interest Period in effect for such borrowing, plus the Applicable Rate; and

2. A swingline facility in the maximum amount of $5.0 million at any one time (subject to availability under the Revolving Line). Each Swingline Loan bears interest at the Base Rate, plus the Applicable Rate.

Subject to the satisfaction of certain terms and conditions described in the Amended and Restated Credit Agreement, we have an option to increase the Revolving Line by an aggregate amount not exceeding $50.0 million.

The Revolving Line matures on the earlier of August 24, 2025, or the date that is six months in advance of the earliest maturity of any Permitted Notes under the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement contains customary limitations, including limitations on indebtedness, liens, fundamental changes to business or organizational structure, investments, loans, advances, guarantees, and acquisitions, asset sales, dividends, stock repurchases, stock redemptions, and the redemption or prepayment of other debt, and transactions with affiliates. We are also subject to financial covenants, including a minimum consolidated fixed charge coverage ratio and a maximum consolidated leverage ratio.

The Amended and Restated Credit Agreement also contains customary events of default, including nonpayment of principal, interest, fees, or other amounts when due, violation of covenants, breaches of representations or warranties, cross defaults, change of control, insolvency, bankruptcy events, and material judgments. Some of these events of default allow for grace periods or are qualified by materiality concepts. Upon the occurrence of an event of default, the outstanding obligations under the Amended and Restated Credit Agreement may be accelerated and become due and payable immediately.

The description of the Amended and Restated Credit Agreement does not purport to be complete, and such description is qualified in its entirety by reference to the complete terms of the Amended and Restated Credit Agreement, which is attached as Exhibit 10.128 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description of the Separation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended and Restated Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On August 24, 2020, effective as of immediately prior to the Distribution, Gregory J. Gluchowski, Jr. and I. Marie Wadecki resigned as directors of our company to serve on the Board of Directors of AOUT. The Board expressed its sincere gratitude to Mr. Gluchowski and Ms. Wadecki for their years of distinguished service with our company.

On August 24, 2020, Mark P. Smith, our President and Chief Executive Officer, was appointed to our Board of Directors. Mr. Smith, age 44, served as Co-President and Co-Chief Executive Officer from January 2020 until August 2020. Mr. Smith served as President, Manufacturing Services of our company and as President of Manufacturing Services for Smith & Wesson Sales Company (formerly known as American Outdoor Brands Sales Company and Smith & Wesson Corp.), a subsidiary of our company, from March 2016 until January 2020. Mr. Smith served as Vice President of Manufacturing and Supply Chain Management from May 2011 until March 2016 and served as Vice President of Supply Chain Management from May 2010 until May 2011. He was Director Supply Chain Solutions for Alvarez & Marsal Business Consulting, LLC from April 2007 until April 2010. Mr. Smith held various positions for Ecolab, Inc., a developer and marketer of programs, products, and services for the hospitality, foodservice, healthcare, industrial, and energy markets, from March 2001 until April 2007, including Program Manager, Acquisition Integration Manager, Senior Manufacturing Planner, Plant Engineer, and Senior Production / Quality Supervisor. Mr. Smith was a Production Supervisor for Bell Aromatics, a manufacturer of flavors and fragrances, from August 1999 until March 2001.

There are no arrangements or understandings between Mr. Smith and any other person pursuant to which Mr. Smith was selected as a director. There are no transactions involving Mr. Smith that would be required to be reported under Item 404(a) of Regulation S-K.

Resignation and Appointment of Executive Officers

On August 24, 2020, effective as of immediately prior to the Distribution, Brian D. Murphy resigned as Co-President and Co-Chief Executive Officer and from all other positions with our company and our subsidiaries and affiliates to serve as President and Chief Executive Officer and a director of AOUT. The Board expressed its sincere gratitude to Mr. Murphy for his years of distinguished service with our company.

On August 24, 2020, our Board of Directors appointed Deana L. McPherson as Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary of our company. Ms. McPherson, age 49, has served as our Chief Accounting Officer since September 2017, as our Vice President since November 2009, and as Corporate Controller since June 2007. From October 2010 to December 2010, Ms. McPherson served as interim Chief Accounting Officer. Prior to joining our Company, Ms. McPherson served as Vice President of Finance for the Heavy Industrial Turbines Global Division of Wood Group PLC, a $5 billion international energy services company, from June 2006 until June 2007; Director of Finance for the Heavy Industrial Turbines Americas Division from August 2003 until June 2006; and Division Controller for the Power Division from November 2001 until August 2003. Ms. McPherson served as Accounting Manager of FiberMark, DSI, Inc. (formerly Rexam DSI, Inc.), a producer of specialty fiber-based materials in the paper and packaging industry, from November 1995 until November 2001. Ms. McPherson, a Certified Public Accountant registered with the state of Massachusetts, served as a Senior Auditor with Deloitte & Touche LLP from June 1992 until November 1995.

We did not enter into or amend any agreements with Ms. McPherson, and no compensatory grants or awards were made to Ms. McPherson in connection with her appointment as Chief Accounting Officer. As an executive officer, Ms. McPherson will be a participant in our Executive Severance Pay Plan. There are no family relationships between Ms. McPherson and any of our directors or executive officers. There have been no transactions since the beginning of our last fiscal year, and no transactions are currently proposed, in which we were or are to be a participant and in which Ms. McPherson or any member of her immediate family had or will have any interest, that are required to be disclosed pursuant to Item 404(a) of Regulation SK

Item 8.01.	Other Events.

On August 24, 2020, we issued a press release announcing the completion of the Separation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 24, 2020, we issued a press release announcing the appointment of Ms. McPherson as our Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

Our unaudited pro forma condensed consolidated financial statements giving effect to the Separation as required by Article 11 of Regulation S-X is attached as Exhibit 99.3 to this Current Report on Form 8-K.

(d)    Exhibits.

Exhibit Number	Exhibits

2.13*	Separation and Distribution Agreement, dated as of August 21, 2020, by and between the Registrant and American Outdoor Brands, Inc.

10.121	Transition Services Agreement, dated as of August 21, 2020, by and between the Registrant and American Outdoor Brands, Inc.

10.122	Tax Matters Agreement, dated as of August 21, 2020, by and between the Registrant and American Outdoor Brands, Inc.

10.123	Employee Matters Agreement, dated as of August 21, 2020, by and between the Registrant and American Outdoor Brands, Inc.

10.124*	Trademark License Agreement, dated as of August 24, 2020, by and between Smith & Wesson Inc. and AOB Products Company

10.125*	Sublease, dated as of August 24, 2020, by and between the Smith & Wesson Sales Company and American Outdoor Brands, Inc.

10.126*	Supply Agreement, dated as of August 24, 2020, by and between Crimson Trace Corporation, as Supplier, and Smith & Wesson Inc.

10.127*	Supply Agreement, dated as of August 24, 2020, by and between AOB Products Company, as Supplier, and Smith & Wesson Inc.

10.128*	Amended and Restated Credit Agreement, dated as of August 24, 2020, by and among the Registrant, Smith & Wesson Sales Company, Smith & Wesson, Inc., the Guarantors, the Lenders, and TD Bank, N.A.

99.1	Press release from the Registrant, dated August 24, 2020, entitled “Smith & Wesson Brands, Inc. Completes Spin-off of American Outdoor Brands, Inc.”

99.2	Press release from the Registrant, dated August 24, 2020, entitled “Smith & Wesson Brands, Inc. Names Deana L. McPherson as CFO”

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and/or exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. We agree to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: August 26, 2020	By:	/s/ Robert J. Cicero
Robert J. Cicero
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary